UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)           December 09, 2003
                                             -----------------------------

                            Advanced Biotherapy, Inc.
                            ------------------------
             (Exact name of registrant as specified in its chapter)

         Delaware                       0-26323          51-0402415
         --------                       -------          ----------
 (State or other jurisdiction         (Commission        (IRS Employer
        of incorporation)              File Number)      Identification No.)

6355 Topanga Canyon Boulevard, Suite 510                            91367
----------------------------------------                            -----
Woodland Hills, California                                       (Zip Code)
--------------------------
(Address of principal executive offices)

Registrant's telephone number, including area code   (818) 883-6716
                                                     -------------

Item 5.  OTHER EVENTS.

     The Registrant reported that Edmond F. Buccellato, Chief Executive Officer and Chairman of the Board of Directors, received the "First Annual Healthcare Leadership Award" as Bioscience Leader of the Year from the San Fernando Valley Business Journal.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits.

Designation                        Description of Exhibit
99.1                               Press Release dated 12/09/03





                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ADVANCED BIOTHERAPY, INC.
                                         (Registrant)


Date:    December 09, 2003      By:      s/Edmond Buccellato
                                         ------------------------------------
                                         Edmond Buccellato, President and CEO




                                INDEX TO EXHIBITS

Exhibit                                 Description
-------                                 -----------

99.1                                    Press Release dated 12/09/03